Exhibit 10.1
     AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT dated as of November 24, 2010 (this “Amendment”) among CMC RECEIVABLES, INC. (the “Seller”), COMMERCIAL METALS COMPANY (the “Servicer”), LIBERTY STREET FUNDING LLC (“Liberty”), GOTHAM FUNDING CORPORATION (“Gotham”, and together with Liberty, the “Buyers”), THE BANK OF NOVA SCOTIA (“Scotia”), THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”, and together with Scotia, the “Managing Agents”) and THE BANK OF NOVA SCOTIA, as Administrative Agent (the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Seller, the Servicer, the Buyers, the Managing Agents and the Administrative Agent are parties to the Second Amended and Restated Receivables Purchase Agreement dated as of April 30, 2008 (as from time to time amended prior to the date hereof, the “RPA”);
     WHEREAS, the parties desire to amend the RPA to, among other things, terminate the participation of Gotham and BTMU in the facility provided pursuant to the RPA;
     WHEREAS, the Seller, the Servicer, Liberty, Scotia and the Administrative Agent wish to temporarily extend the Commitment Termination Date and the Expiration Date of the RPA, and to increase the Liberty Maximum Net Investment to $100,000,000;
     NOW, THEREFORE, the parties agree as follows:
SECTION 1. DEFINITIONS
     Defined terms used herein and not defined herein shall have the meanings assigned to such terms in the RPA.
SECTION 2. AMENDMENT OF RPA
     The parties hereto agree that, effective as of the Amendment Effective Date:
(a)	The definition of “Commitment Termination Date” set forth in Section 1.01 of the RPA shall be amended by replacing the date “November 24, 2010” set forth therein with the date “January 31, 2011”.

(b)	The definition of “Expiration Date” set forth in Section 1.01 of the RPA shall be amended by replacing the date “ November 24, 2010” set forth therein with the date “January 31, 2011”.

(c)	The definition of “Liberty Maximum Net Investment” set forth in Section 1.01 of the RPA shall be amended by replacing the amount “$50,000,000” set forth therein with the amount “$100,000,000”.

SECTION 3. REMOVAL OF GOTHAM AND BTMU
     The parties hereto agree that, effective as of the Amendment Effective Date:
(a)	(i) Each of BTMU and Gotham shall be released from all of its obligations under, and all of its rights in respect of, the RPA and the other Purchase Documents, and shall relinquish its rights and interest (other than the right to receive payments which accrued prior to but not including the Amendment Effective Date) under the RPA and the other Purchase Documents, and (ii) the Gotham Maximum Net Investment shall be reduced to zero; provided, that any obligations of the Seller or the Servicer which are specifically designated to survive the termination of the RPA shall remain the ongoing obligations of the Seller and the Servicer for the benefit of Gotham and BTMU in accordance with the terms thereof with respect to matters arising prior to the Amendment Effective Date.

(b)	The “Commitment Termination Date” with respect to Gotham shall be deemed to have occurred.

(c)	Each of Gotham and BTMU shall be deemed to no longer be a party to the RPA and each of the other Purchase Documents, and the RPA and each of the other Purchase Documents shall be deemed to be amended to remove all references to each of Gotham and BTMU set forth therein, with such changes as the context may require to reflect that, from and after the Amendment Effective Date, Liberty shall be the sole Buyer thereunder and Scotia shall be the sole Managing Agent thereunder.

(d)	The Fee Letter dated as of April 30, 2008 between BTMU and the Seller is hereby terminated.
SECTION 4. CONDITIONS PRECEDENT
     As used herein, the term “Amendment Effective Date” shall mean November 24, 2010, provided, that each of the following conditions shall have been satisfied on or prior to such date: (i) the Administrative Agent, the Managing Agents and the Buyers shall have executed and delivered one or more counterparts of this Amendment and shall have received one or more counterparts of this Amendment executed by each of the other parties hereto, (ii) Scotia shall have received the fees set forth in that certain letter agreement of even date herewith between the Seller and Scotia, and (iii) each of Gotham and BTMU shall have received all amounts payable to it under the RPA and the other Purchase Documents as of November 24, 2010.

SECTION 5. GOVERNING LAW
     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ITS CONFLICTS OF LAWS RULES.
SECTION 6. EXECUTION IN COUNTERPARTS
     This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7. CONFIRMATION OF AGREEMENT
     Each of the parties hereto agrees that, the RPA, as amended hereby, shall continue in full force and effect. The Seller and the Servicer hereby represent and warrant that, after giving effect to the effectiveness of this Amendment, their respective representations and warranties contained in the RPA are true and correct in all material respects upon and as of the date hereof with the same force and effect as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date). All references in any Purchase Document to the RPA on and after the date hereof shall be deemed to refer to the RPA as amended hereby.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the date first above written.

CMC RECEIVABLES, INC.,		COMMERCIAL METALS COMPANY,
as Seller		as Servicer

By:	/s/ Louis A. Federle	By:	/s/ Louis A. Federle

	Name: Louis A. Federle		Name: Louis A. Federle
	Title: Treasurer		Title: Treasurer

THE BANK OF NOVA SCOTIA,		LIBERTY STREET FUNDING LLC,
as Managing Agent and Administrative Agent		as Buyer

By:	/s/ Darren Ward	By:	/s/ Jill A. Russo

	Name: Darren Ward		Name: Jill A. Russo
	Title: Director		Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ,		GOTHAM FUNDING CORPORATION,
LTD., NEW YORK BRANCH,		as Buyer
as Managing Agent

By:	/s/ Aditya Reddy	By:	/s/ Frank B. Bilotta

	Name: Aditya Reddy		Name: Frank B. Bilotta
	Title: Senior Vice President		Title: President
Signature Page to RPA Amendment
February 2010

Acknowledged and Agreed to by:

STRUCTURAL METALS, INC., d/b/a		SMI STEEL, INC., d/b/a
CMC STEEL TEXAS		CMC STEEL ALABAMA

By:	/s/ Louis A. Federle	By:	/s/ Louis A. Federle

	Authorized Signatory		Authorized Signatory

OWEN ELECTRIC STEEL COMPANY OF		CMC STEEL FABRICATORS, INC.,
SOUTH CAROLINA, d/b/a CMC		d/b/a CMC STEEL ARIZONA
STEEL SOUTH CAROLINA

By:	/s/ Louis A. Federle	By:	/s/ Louis A. Federle

	Authorized Signatory		Authorized Signatory

HOWELL METAL COMPANY,
d/b/a CMC HOWELL METAL

By:	/s/ Louis A. Federle

Authorized Signatory
Signature Page to RPA Amendment
February 2010